Financial News Release

CONTACTS:
Tom Liguori	Annie Leschin
Advanced Energy Industries, Inc.	Advanced Energy Industries, Inc.
970.407.6570	970.407.6555
Tom.liguori@aei.com	ir@aei.com

ADVANCED ENERGY ANNOUNCES FIRST QUARTER 2017 RESULTS

•	Q1 Revenue increased 44.9% y/y and 10.3% q/q to $149.4 million

•	Q1 GAAP EPS from continuing operations was $0.88

•	Q1 Non-GAAP EPS from continuing operations was $1.04

Fort Collins, Colo., May 1, 2017 - Advanced Energy Industries, Inc. (Nasdaq: AEIS) today announced financial results for the first quarter ended March 31, 2017. The company reported first quarter sales of $149.4 million. First quarter GAAP income from continuing operations was $35.4 million, or $0.88 per diluted share. Non-GAAP income from continuing operations was $41.9 million, or $1.04 per diluted share.

“Our financial performance this quarter continued to reach new highs, with increases in Semiconductor and Service revenues and a sizable rebound in Industrial applications,” said Yuval Wasserman, president and CEO of Advanced Energy. “In total, our business performed significantly better than last year’s first quarter due to our operational leverage and robust business model. With our continuous innovation and resulting design wins, we are benefiting from our customers’ success in next-generation technologies. Our strong balance sheet is allowing us to pursue a number of opportunities for future growth and profitability.”

First Quarter Results
Sales were $149.4 million compared with $135.3 million in the fourth quarter of 2016 and $103.0 million in the first quarter of 2016.

GAAP income from continuing operations was $35.4 million or $0.88 per diluted share in the first quarter of 2017 compared with $40.4 million or $1.01 per diluted share in the prior quarter, and $20.2 million or $0.50 per diluted share in the first quarter of 2016.

Non-GAAP income from continuing operations was $41.9 million or $1.04 per diluted share in the first quarter of 2017 compared with $42.6 million or $1.06 per diluted share in the prior quarter, and $22.1 million or $0.55 per diluted share in the same period last year. A reconciliation of non-GAAP measures is provided in the tables below.

The company generated $42.7 million of operating cash from continuing operations.

Discontinued Operations
The company’s financial statements for all periods presented reflect results for the continuing precision power business, with the discontinued inverter business included in discontinued operations for both the balance sheet and income statement. Further financial detail regarding the amounts related to the discontinued inverter business are available in the company’s 2016 Annual Report on Form 10-K.

Second Quarter 2017 Guidance
Based on the company's current view, beliefs and assumptions, guidance for the second quarter of 2017 is within the following ranges:

Q2 2017
Revenues	$150M - $160M
GAAP operating margins from continuing operations	28% - 30%
GAAP EPS from continuing operations	$0.96 - $1.06
Non-GAAP operating margins from continuing operations	30% - 32%
Non-GAAP EPS from continuing operations	$1.00 - $1.10

First Quarter 2017 Conference Call
Management will host a conference call tomorrow morning, Tuesday, May 2, 2017 at 8:30 a.m. Eastern Time to discuss Advanced Energy's financial results. Domestic callers may access this conference call by dialing 855-232-8958. International callers may access the call by dialing 315-625-6980. Participants will need to provide the operator with the Conference ID Number 7189971, which has been reserved for this call. For a replay of this teleconference, please call 855-859-2056 or 404-537-3406 and enter Conference ID Number 7189971. The replay will be available for one week following the conference call. A webcast will also be available on the company’s Investor Relations web page at http://ir.advanced-energy.com.

About Advanced Energy
Advanced Energy (Nasdaq: AEIS) is a global leader in innovative power and control technologies for high-growth, precision power solutions for thin films processes and industrial applications. Advanced Energy is headquartered in Fort Collins, Colorado, with dedicated support and service locations around the world. For more information, go to www.advanced-energy.com.

Non-GAAP Measures
This release includes GAAP and non-GAAP income and per-share earnings data and other GAAP and non-GAAP financial information. Advanced Energy’s non-GAAP measures exclude the impact of non-cash related charges such as stock based compensation, amortization of intangible assets and restructuring costs, as well as acquisition related costs and other non-recurring items. For the second quarter ending June 30, 2017 guidance, the company expects stock based compensation of $1.6 million and amortization of intangibles of $1.0 million. The non-GAAP measures included in this release are not in accordance with, or an alternative for, similar measures calculated under generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Advanced Energy believes that these non-GAAP measures provide useful information to management and investors to evaluate business performance without the impacts of certain non-cash charges and other charges which are not part of the company’s usual operations. The company uses these non-GAAP measures to assess performance against business objectives, make business decisions, develop budgets, forecast future periods, assess trends and evaluate financial impacts of various scenarios. In addition, management's incentive plans include these non-GAAP measures as criteria for achievements. Additionally, the company believes that these non-GAAP measures, in combination with its financial results calculated in accordance with GAAP, provide investors with additional perspective. While some of the excluded items may be incurred and reflected in the company’s GAAP financial results in the foreseeable future, the company believes that the items excluded from certain non-GAAP measures do not accurately reflect the underlying performance of its continuing operations for the period in which they are incurred. The use of non-GAAP measures has limitations in that such measures do not reflect all of the amounts associated with the company’s results of operations as determined in accordance with GAAP, and these measures should only be used to evaluate the company’s results of operations in conjunction with the corresponding GAAP measures. Please refer to the Form 8-K regarding this release furnished today to the Securities and Exchange Commission.

Forward-Looking Statements
The company’s guidance with respect to anticipated financial results for the second quarter ending June 30, 2017, potential future growth and profitability, our future business mix, expectations regarding future market trends and the company’s future performance within specific markets (e.g., statements regarding anticipated semiconductor and industrial market growth) and other statements herein or made on the above-announced conference call that are not historical information are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to: (a) the effects of global macroeconomic conditions upon demand for our products and services; (b) the volatility and cyclicality of the industries the company serves, particularly the semiconductor industry; (c) delays in capital spending by end-users in our served markets; (d) the accuracy of the company’s estimates related to fulfilling solar inverter product warranty and post-warranty obligations; (e) the company’s ability to realize its plan to avoid additional costs after the solar inverter wind-down; (f) the accuracy of the company's assumptions on which its financial statement projections are based; (g) the impact of price changes, which may result from a variety of factors; (h) the timing of orders received from customers; (i) the company’s ability to realize benefits from cost improvement efforts including avoided costs, restructuring plans and inorganic growth; (j) the company’s ability to obtain in a timely manner the materials necessary to manufacture its products; and (k) unanticipated changes to management's estimates, reserves or allowances. These and other risks are described in Advanced Energy's Form 10-K, Forms 10-Q and other reports and statements filed with the Securities and Exchange Commission (the “SEC”). These reports and statements are available on the SEC's website at www.sec.gov. Copies may also be obtained from Advanced Energy's investor relations page at http://ir.advanced-energy.com or by contacting Advanced Energy's investor relations at 970-407-6555. Forward-looking statements are made and based on information available to the company on the date of this press release. Aspirational goals and targets discussed on the conference call or in the presentation materials should not be interpreted in any respect as guidance. The company assumes no obligation to update the information in this press release.

ADVANCED ENERGY INDUSTRIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(in thousands, except per share data)

	Three Months Ended
	March 31,		December 31,
	2017	2016	2016

Sales:
Product	$128,827	$86,293	$115,885
Service	20,524	16,751	19,458
Total sales	149,351	103,044	135,343
Cost of sales:
Product	60,117	40,815	54,710
Service	10,403	8,769	9,115
Total cost of sales	70,520	49,584	63,825
Gross profit	78,831	53,460	71,518
	52.8%	51.9%	52.8%
Operating expenses:
Research and development	12,503	10,765	11,121
Selling, general and administrative	22,098	18,016	20,864
Amortization of intangible assets	962	1,058	987
Total operating expenses	35,563	29,839	32,972
Operating income	43,268	23,621	38,546
Other (expense) income, net	(3,208)	357	81
Income from continuing operations before income taxes	40,060	23,978	38,627
Provision for income taxes	4,619	3,758	(1,809)
Income from continuing operations, net of income taxes	35,441	20,220	40,436
Income from discontinued operations, net of income taxes	2,094	2,061	3,845
Net income	$37,535	$22,281	$44,281

Basic weighted-average common shares outstanding	39,738	39,814	39,699
Diluted weighted-average common shares outstanding	40,179	40,100	40,029

Earnings per share:

Continuing operations:
Basic earnings per share	$0.89	$0.51	$1.02
Diluted earnings per share	$0.88	$0.50	$1.01

Discontinued operations:
Basic earnings per share	$0.05	$0.05	$0.10
Diluted earnings per share	$0.05	$0.05	$0.10

Net income:
Basic earnings per share	$0.94	$0.56	$1.12
Diluted earnings per share	$0.93	$0.56	$1.11

ADVANCED ENERGY INDUSTRIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	March 31,	December 31,
	2017	2016
ASSETS	Unaudited

Current assets:
Cash and cash equivalents	$317,949	$281,953
Marketable securities	4,761	4,737
Accounts receivable, net	76,844	75,667
Inventories, net	64,626	55,770
Income taxes receivable	1,095	1,482
Other current assets	9,359	9,324
Current assets of discontinued operations	8,177	9,401
Total current assets	482,811	438,334

Property and equipment, net	13,795	13,337

Deposits and other	2,056	1,835
Goodwill and intangibles, net	69,938	70,196
Deferred income tax assets	32,280	32,197
Non-current assets of discontinued operations	15,631	15,630
Total assets	$616,511	$571,529

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$50,192	$46,255
Other accrued expenses	37,932	35,372
Current liabilities of discontinued operations	10,987	13,419
Total current liabilities	99,111	95,046

Non-current liabilities of continuing operations	63,444	63,252
Non-current liabilities of discontinued operations	19,630	21,157
Long-term liabilities	83,074	84,409

Total liabilities	182,185	179,455

Stockholders' equity	434,326	392,074
Total liabilities and stockholders' equity	$616,511	$571,529

December 31, 2016 amounts are derived from the December 31, 2016 audited Consolidated Financial Statements.

ADVANCED ENERGY INDUSTRIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)

	Three Months Ended March 31,
	2017	2016
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$37,535	$22,281
Income from discontinued operations, net of income taxes	2,094	2,061
Income from continuing operations, net of income taxes	35,441	20,220

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,987	2,043
Stock-based compensation expense	3,398	1,429
Loss on foreign exchange hedge	3,489	—
Net loss on disposal of assets	65	213
Changes in operating assets and liabilities, net of assets acquired	(1,721)	(11,307)
Net cash provided by operating activities from continuing operations	42,659	12,598
Net cash used in operating activities from discontinued operations	(2,453)	(741)
Net cash provided by operating activities	40,206	11,857
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of marketable securities	—	(114)
Proceeds from sale of marketable securities	1	4,471
Purchase of foreign exchange hedge	(3,489)	—
Purchases of property and equipment	(1,392)	(1,338)
Net cash (used in) provided by investing activities from continuing operations	(4,880)	3,019
Net cash used in investing activities from discontinued operations	—	—
Net cash (used in) provided by investing activities	(4,880)	3,019
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from exercise of stock options	(1,692)	1,128
Other financing activities	4	(1)
Net cash (used in) provided by financing activities from continuing operations	(1,688)	1,127
Net cash used in financing activities from discontinued operations	—	(24)
Net cash (used in) provided by financing activities	(1,688)	1,103
EFFECT OF CURRENCY TRANSLATION ON CASH	1,133	(489)
INCREASE IN CASH AND CASH EQUIVALENTS	34,771	15,490
CASH AND CASH EQUIVALENTS, beginning of period	289,517	169,720
CASH AND CASH EQUIVALENTS, end of period	324,288	185,210
Less cash and cash equivalents from discontinued operations	6,339	8,910
CASH AND CASH EQUIVALENTS FROM CONTINUING OPERATIONS, end of period	$317,949	$176,300
December 31, 2016 amounts are derived from the December 31, 2016 audited Consolidated Financial Statements.

ADVANCED ENERGY INDUSTRIES, INC.
SELECTED OTHER DATA (UNAUDITED)
(in thousands)

Reconciliation of Non-GAAP measure - operating expenses and operating income, excluding certain items	Three Months Ended
	March 31,		December 31,
	2017	2016	2016

Gross Profit from continuing operations, as reported	$78,831	$53,460	$71,518
Operating expenses from continuing operations, as reported	35,563	29,839	32,972
Adjustments:
Stock-based compensation	(3,398)	(1,429)	(2,033)
Amortization of intangible assets	(962)	(1,058)	(987)
Non-GAAP operating expenses from continuing operations	31,203	27,352	29,952
Non-GAAP operating income from continuing operations	$47,628	$26,108	$41,566

Reconciliation of Non-GAAP measure - income excluding certain items	Three Months Ended
	March 31,		December 31,
	2017	2016	2016

Income from continuing operations, net of income taxes, as reported	$35,441	$20,220	$40,436
Adjustments:
Stock-based compensation	3,398	1,429	2,033
Amortization of intangible assets	962	1,058	987
Loss on foreign exchange hedge	3,489	—	—
Tax effect of Non-GAAP adjustments	(1,396)	(655)	(881)
Non-GAAP income from continuing operations, net of income taxes	$41,894	$22,052	$42,575

Reconciliation of Non-GAAP measure - per share earnings excluding certain items	Three Months Ended
	March 31,		December 31,
	2017	2016	2016

Diluted earnings per share from continuing operations, as reported	$0.88	$0.50	$1.01
Add back:
per share impact of Non-GAAP adjustments, net of tax	0.16	0.05	0.05
Non-GAAP per share earnings from continuing operations	$1.04	$0.55	$1.06

Reconciliation of Q2 2017 Guidance
	Low End	High End

Revenue	$150 million	$160 million

Reconciliation of Non-GAAP operating margin
GAAP operating margin	28%	30%
Stock-based compensation	1%	1%
Amortization of intangible assets	1%	1%
Non-GAAP operating margin	30%	32%

Reconciliation of Non-GAAP earnings per share
GAAP earnings per share	$0.96	$1.06
Stock-based compensation	0.04	0.04
Amortization of intangible assets	0.02	0.02
Tax effects of excluded items	(0.02)	(0.02)
Non-GAAP earnings per share	$1.00	$1.10